                         ANNUAL REPORT TO SHAREHOLDERS
                               CIGNA FUNDS GROUP
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                   [TEXT APPEARS AS A DIVIDED CIRCLE GRAPHIC]

CIGNA MONEY MARKET FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)



The Federal Reserve has maintained the Fed Funds rate at 5.25%. Estimates of increased growth and inflation proved to be inaccurate, as we continued to have weak to moderate growth and benign inflation. In fact, there was a period of time when the market believed the Fed would ease rates 25 basis points due to continued weak growth (this did not happen).

CIGNA Money Market Fund returned 4.91% for the year after expenses compared to the 5.25% total return on 3-month Treasury Bills, which excludes expenses. At December 31, 1996, the portfolio composition was as follows: top tier-rated commercial paper (96%) and U.S. government agencies (4%). The Fund is well diversified.

In 1997, economic data will become even more important as the market reacts to alternating perceptions of the Fed's intention to ease or tighten. At the present time, economic growth has moderated and inflation is under control. Given this scenario, we could have rates at, or near, current levels for the foreseeable future.

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                1/1/87 - 12/31/96

---------------------------
AVERAGE ANNUAL TOTAL RETURN
 1 Year   5 Year  10 Year
  4.91%    3.88%   5.54%
---------------------------


                                                        3-Month
             Point of          CIGNA Money        U.S. Treasury Bills
          Measurement          Market Fund        - Total Return (1)
          -----------          -----------        ------------------
              1/01/87              $10,000               $10,000
             12/31/87              $10,653               $10,617
             12/31/88              $11,335               $11,244
             12/31/89              $12,161               $12,005
             12/31/90              $13,250               $13,042
             12/31/91              $14,286               $14,072
             12/31/92              $15,108               $14,881
             12/31/93              $15,615               $15,418
             12/31/94              $15,988               $15,892
             12/31/95              $16,537               $16,562
             12/31/96              $17,418               $17,513

                                                    (1) Source: Salomon Brothers

CIGNA Money Market Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load, but may be used with variable annuities that contain other charges which would affect the ultimate return to an investor. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance of three-month U.S. Treasury Bills. Treasury Bill performance does not reflect brokerage charges or other investment expenses. The Fund's average 7-day annualized yield as of December 31, 1996 was 4.97%.

CIGNA MONEY MARKET FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1996

                                                                                 PRINCIPAL            VALUE
                                                                                   (000)              (000)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 96.2%
Aluminum Co., of America,
      5.30%, 1/14/97                                                                $  4,000         $      3,992
American Brands, Inc.,
      5.44%, 1/6/97                                                                    2,845                2,843
      5.30%, 3/14/97                                                                   3,100                3,067
Banc One Corp.,
      5.31%, 1/17/97                                                                   5,982                5,968
Bell Atlantic Network Funding Corp.,
      5.85%, 1/7/97                                                                    4,800                4,795
Browning-Ferris Industries, Inc.,
      5.35%, 1/17/97                                                                   4,660                4,649
Consolidated Rail Corp.,
      5.55%, 2/28/97                                                                   4,800                4,757
CPC International, Inc.,
      5.30%, 2/4/97                                                                    5,000                4,975
Daimler-Benz North America Corp.,
      5.37%, 3/4/97                                                                    4,800                4,756
General Electric Capital Corp.,
      5.41%, 1/10/97                                                                   2,000                2,000
Heinz (H.J.) Co.,
      5.40%, 1/13/97                                                                   1,440                1,438
Hoechst Corp.,
      5.75%, 1/10/97                                                                   3,157                3,153
John Deere Capital Corp.,
      5.38%, 1/10/97                                                                   2,100                2,100
Johnson Controls, Inc.,
      5.38%, 1/22/97                                                                   3,084                3,074
J.P. Morgan & Co.,
      5.30%, 3/3/97                                                                    2,967                2,940
Kellogg Co.,
      5.33%, 1/24/97                                                                   3,100                3,090


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA MONEY MARKET FUND

DECEMBER 31, 1996


                                                                                 PRINCIPAL            VALUE
                                                                                   (000)              (000)
------------------------------------------------------------------------------------------------------------------
Kentucky Utilities Co.,
      7%, 1/2/97                                                                    $  4,800         $      4,799
McGraw Hill, Inc.,
      5.37%, 1/21/97                                                                   4,200                4,188
Norfolk Southern Corp.,
      5.30%, 1/6/97                                                                    3,496                3,494
Northern Illinois Gas Co.,
      5.3%, 2/6/97                                                                     4,842                4,816
Northern States Power Co.,
      5.30%, 1/16/97                                                                   2,150                2,145
Paccar Financial Corp.,
      5.3%, 1/17/97                                                                      304                  303
Philip Morris Cos., Inc.,
      6.15%, 1/3/97                                                                    2,900                2,899
      5.32%, 1/13/97                                                                   1,900                1,897
Pioneer Hi-Bred International, Inc.,
      5.31%, 1/17/97                                                                   5,000                4,988
Proctor & Gamble Co.,
      5.28%, 1/15/97                                                                   3,197                3,191
Rubbermaid, Inc.,
      5.42%, 1/9/97                                                                    2,100                2,097
Seagram, (Joseph E.) & Sons, Inc.,
      5.45%, 1/8/97                                                                    4,061                4,057
Sonoco Products Co.,
      5.36%, 1/14/97                                                                   5,678                5,667
Sony Capital Corp.,
      5.45%, 1/17/97                                                                   4,800                4,788
Sysco Corp.,
      5.27%, 1/14/97                                                                     815                  813
Vermont American Corp.,
      5.35%, 1/23/97                                                                   4,865                4,849

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA MONEY MARKET FUND

DECEMBER 31, 1996

                                                                                 PRINCIPAL            VALUE
                                                                                   (000)              (000)
------------------------------------------------------------------------------------------------------------------
Xerox Corp.,
      5.40%, 1/22/97                                                                $  3,420         $      3,409
                                                                                                 -----------------

TOTAL COMMERCIAL PAPER                                                                                    115,997
                                                                                                 -----------------

U.S. GOVERNMENT & AGENCIES - 4.2%
Federal Home Loan Banks,
      5.27%, 3/26/97                                                                   2,435                2,405
      5.58%, 12/3/97                                                                   2,500                2,500
Federal National Mortgage Association,
      4.78%, 5/5/97, Floating Rate Note (rate is as of 12/31/96)                         100                  100
                                                                                                 -----------------

TOTAL U.S. GOVERNMENT & AGENCIES                                                                            5,005
                                                                                                 -----------------

TOTAL INVESTMENT IN SECURITIES - 100.4%                                                                $  121,002
      (Total Cost - $121,001,567)
Liabilities, Less Cash and Other Assets - (0.4%)                                                            (497)
                                                                                                 -----------------

NET ASSETS - 100.0%
      (equivalent to $1.00 per share based on 120,504,903
      shares outstanding)                                                                              $  120,505
                                                                                                 =================



THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA INCOME FUND MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)

1996 was a roller coaster ride of investor sentiment and interest rate movement. The year began with a 5.95% rate on the benchmark 30-year Treasury bond, reflecting recession worries and modest easing of monetary policy by the Federal Reserve. As liquidity improved, growth accelerated and the market abruptly changed its focus to concern over the "above trend" growth and incipient inflation. Yields reach 7.20% before easing economic data and benign inflation numbers allowed yields to fall once more, closing the year at 6.64%.

Thanks to substantial liquidity in the markets and very positive technicals for corporate bonds, spreads to Treasuries continued to firm up. Lower-rated spread products--especially high yield bonds--were the star performers. CIGNA Income Fund's small size and reliance on Treasury and Agency holdings disadvantaged it in 1996. The Fund returned 1.36% for the year which was below the 2.90% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. The Fund's result is after deduction of expenses and reinvestment of dividends, based on the net asset value of underlying assets.

The economy closed 1996 on a firm note. Now, if the business cycle shifts into high gear in the first quarter of 1997, higher rates will prevail. While the Fed has resisted taking action as long as inflation data has remained favorable, any acceleration in the rate of inflation will rapidly lead to tightening moves by the Fed.

The market continues to react abruptly to changing investor perceptions of economic strength and the likelihood of a deviation in the Fed's policy. Stirrings of unexpected economic strength caused the bond market to adjust yields upward as 1996 closed. In the new year, economic data will once again be carefully scrutinized for signs of continued acceleration and concomitant growth in inflation. If the economy begins to show signs of sustained above-trend growth, we will reduce portfolio duration accordingly to help preserve asset value.

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                1/1/87 - 12/31/96

---------------------------
AVERAGE ANNUAL TOTAL RETURN
 1 Year   5 Year  10 Year
  1.36%    6.74%   7.97%
---------------------------
                                           Lehman Brothers
                                             Gov't./Corp.
   Point of               CIGNA               Bond Index
  Measurement          Income Fund          - Total Return
  -----------          -----------          --------------
       1/1/87              $10,000               $10,000
     12/31/87              $10,066               $10,292
     12/31/88              $10,859               $11,072
     12/31/89              $12,410               $12,648
     12/31/90              $13,174               $13,695
     12/31/91              $15,537               $15,904
     12/31/92              $16,637               $17,109
     12/31/93              $18,859               $18,997
     12/31/94              $18,272               $18,330
     12/31/95              $21,234               $21,856
     12/31/96              $21,523               $22,490



CIGNA Income Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance was been compared with the total return performance for the Lehman Brothers Government/Corporate Bond Index. The index is a group of unmanaged securities widely regarded by investors to be representative of the taxable U.S. government and corporate bond market in general. Index results do not reflect brokerage charges or other investment expenses. An investment cannot be made in the index.

CIGNA INCOME FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1996



                                                                                                    MARKET
                                                                                 PRINCIPAL           VALUE
                                                                                   (000)             (000)
---------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - 92.7%
FOREIGN GOVERNMENTS - 8.8%
Israel (The State of)., 5.75%, 2000                                                $     100        $       99
                                                                                                 --------------


U.S. GOVERNMENT & AGENCIES - 84.9%
Federal Home Loan Banks, 7.37%, 2002                                                     100               104
Federal Home Loan Mortgage Corp., 7.75%, 2001                                            100               106
Federal National Mortgage Assoc., 7.4%, 2004                                             100               105
Student Loan Marketing Assoc., 6.6%, 1999                                                100               101
Tennessee Valley Authority, 6.375%, 2005                                                 100                98
United States Treasury Notes,
      5.875%, 1998                                                                        95                95
      6.5%, 2005                                                                         300               302
United States Treasury Bond, 8.125%, 2019                                                 35                40
                                                                                                 --------------
                                                                                                           951
                                                                                                 --------------

Total Bonds and Notes
      (Cost - $1,066,797)                                                                                1,050
                                                                                                 --------------

SHORT-TERM OBLIGATIONS - 4.5%
COMMERCIAL PAPER - 4.5%
      (Total Cost - $49,747)
Federal Farm Credit Bank, 5.2%, 2/5/97                                                    50                50
                                                                                                 --------------

TOTAL INVESTMENT IN SECURITIES
      (Cost - $1,116,544)                                                                                1,100
Cash and Other Assets, Less Liabilities - 1.8%                                                              21
                                                                                                 --------------

NET ASSETS - 100.0%
      (equivalent to $.94 per share based on
      1,186,905 shares outstanding)                                                                   $  1,121
                                                                                                 ==============







THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA FUNDS GROUP

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)
DECEMBER 31, 1996

                                                                                   MONEY
                                                                                   MARKET              INCOME
                                                                              ----------------     --------------

ASSETS:
Investments in securities at value (Cost - $121,001,567
      and $1,116,544 respectively)                                                  $ 121,002           $  1,100
Cash                                                                                       26                 11
Interest receivable                                                                        68                 20
Investment for deferred compensation plan (Cost - $25,360
      and $11,060, respectively)                                                           25                 14
Receivable from advisor                                                                    30                  1
                                                                              ----------------     --------------
      Total assets                                                                    121,151              1,146
                                                                              ----------------     --------------

LIABILITIES:
Dividends payable                                                                         529                  -
Payable for deferred compensation plan                                                     25                 14
Other accrued expenses                                                                     92                 11
                                                                              ----------------     --------------
      Total liabilities                                                                   646                 25
                                                                              ----------------     --------------

NET ASSETS                                                                          $ 120,505           $  1,121
                                                                              ================     ==============

Shares outstanding                                                                    120,505              1,187
                                                                              ================     ==============

NET ASSET VALUE PER SHARE                                                        $       1.00          $    0.94
                                                                              ================     ==============

COMPONENTS OF NET ASSETS:
Capital paid in                                                                     $ 120,505           $  1,145
Distributions in excess of net investment income                                            -                (10)
Accumulated net realized gain on investments                                                -                  -
Unrealized depreciation of investments                                                      -                (14)
                                                                              ----------------     --------------

NET ASSETS                                                                          $ 120,505           $  1,121
                                                                              ================     ==============

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA FUNDS GROUP

STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                   MONEY
                                                                                   MARKET             INCOME
                                                                               ---------------    ---------------
INVESTMENT INCOME:
      Interest                                                                      $   1,738        $        69
                                                                               ---------------    ---------------

EXPENSES:
      Investment advisory fees                                                            111                  5
      Registration fees                                                                    39                  -
      Custodian fees and expenses                                                          31                 17
      Administrative services                                                              19                 17
      Auditing and legal fees                                                              11                  9
      Transfer agent fees and expenses                                                      3                  3
      Trustees' fees                                                                        5                  4
      Other                                                                                 5                  6
                                                                               ---------------    ---------------
           Total expenses                                                                 224                 61
           Less expenses waived by advisor                                               (79)               (50)
                                                                               ---------------    ---------------
      Net expenses                                                                        145                 11

                                                                               ---------------    ---------------

NET INVESTMENT INCOME                                                                   1,593                 58

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain from securites transactions                                        14                  -
      Unrealized depreciation of investments                                                -                (42)
                                                                               ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                     14               (42)
                                                                               ---------------    ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   1,607        $        16
                                                                               ===============    ===============








THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                    MONEY
                                                                                   MARKET              INCOME
                                                                               ----------------     --------------
OPERATIONS:
Net investment income                                                              $     1,593         $       58
Net realized gain from securities transactions                                              14                  -
Unrealized depreciation of investments                                                       -                (42)
                                                                               ----------------     --------------
Net increase in net assets from operations                                               1,607                 16
                                                                               ----------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                             (1,593)               (57)
From net realized capital gains                                                           (14)               (38)
                                                                               ----------------     --------------
Total distributions to shareholders                                                    (1,607)               (95)
                                                                               ----------------     --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                      283,028                  -
Net asset value of shares issued to shareholders
      in reinvestment of dividends and distributions                                     1,078                 95
                                                                               ----------------     --------------
                                                                                       284,106                 95
Cost of shares redeemed                                                              (164,635)                  -
                                                                               ----------------     --------------
Net increase from Fund share transactions                                              119,471                 95
                                                                               ----------------     --------------
NET INCREASE IN NET ASSETS                                                             119,471                 16

NET ASSETS:
Beginning of period                                                                      1,034              1,105
                                                                               ----------------     --------------
End of period (including overdistributed net investment
      income of $0 and $9,875, respectively)                                         $ 120,505           $  1,121
                                                                               ================     ==============

TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                                            283,028                  -
Shares issued in reinvestment of dividends and distributions                             1,078                 95
                                                                               ----------------     --------------
                                                                                       284,106                 95
Shares redeemed                                                                      (164,635)                  -
                                                                               ----------------     --------------
Net increase                                                                           119,471                 95
                                                                               ================     ==============


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                   MONEY
                                                                                  MARKET             INCOME
                                                                               --------------     --------------
OPERATIONS:
Net investment income                                                              $     294          $     336
Net realized gain from securities transactions                                             4                140
Unrealized appreciation of investments                                                     -                415
                                                                               --------------     --------------
Net increase in net assets from operations                                               298                891
                                                                               --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                             (294)              (713)
From net realized capital gains                                                          (4)               (27)
                                                                               --------------     --------------
Total distributions to shareholders                                                    (298)              (740)
                                                                               --------------     --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                      1,193              1,029
Net asset value of shares issued to shareholders
      in reinvestment of dividends and distributions                                     298                296
                                                                               --------------     --------------
                                                                                       1,491              1,325
Cost of shares redeemed (Note 6)                                                    (17,130)           (15,581)
                                                                               --------------     --------------
Net decrease from Fund share transactions                                           (15,639)           (14,256)
                                                                               --------------     --------------
NET DECREASE IN NET ASSETS                                                          (15,639)           (14,105)

NET ASSETS:
Beginning of period                                                                   16,673             15,210
                                                                               --------------     --------------
End of period (including overdistributed net investment
      income of $0 and $11,002, respectively)                                       $  1,034           $  1,105
                                                                               ==============     ==============

TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                                            1,193              1,118
Shares issued in reinvestment of dividends and distributions                             298                316
                                                                               --------------     --------------
                                                                                       1,491              1,434
Shares redeemed                                                                     (17,130)           (16,887)
                                                                               --------------     --------------
Net decrease                                                                        (15,639)           (15,453)
                                                                               ==============     ==============


THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

CIGNA FUNDS GROUP  Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Money Market Fund and CIGNA Income Fund , formerly known as CIGNA Annuity Money Market Fund and CIGNA Annuity Income Fund, respectively, prior to February 15, 1996, are separate series of CIGNA Funds Group, known as CIGNA Annuity Funds prior to February 15, 1996, a Massachusetts business trust (the "Trust"). The funds are referred to collectively as "CIGNA Funds Group" or the "Funds." The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The objective of the Income Fund is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal by investing primarily in investment grade corporate debt securities and U.S. Government securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Except for the Money Market Fund, short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. The investments in the Money Market Fund are valued at amortized cost, which the Board of Trustees has determined constitutes fair value. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost. As of December 31, 1996, the cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES - For Federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - For the Money Market Fund, dividends from net investment income and net realized gains are declared daily and reinvested monthly. Prior to April 19, 1995, dividends from net investment income were reinvested daily. For the Income Fund, dividends from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed annually. Prior to April 19, 1995, dividends from net investment income of the Income Fund were distributed daily.

Dividends and distributions are recorded by the Funds on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-class to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Funds. Such advisory fees are based on annual rates of 0.35% and 0.5% applied to the average daily net assets of the Money Market Fund and Income Fund, respectively. Prior to January 1, 1996, the rate for the Money Market Fund was 0.5%. CII has voluntarily agreed to reimburse each Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% and 1% of average daily net assets of the Money Market Fund and Income Fund, respectively. Prior to July 1 and January 1, 1996, the expenses of Money Market Fund were limited to 0.7% and 1%, respectively, of average daily net assets.

Each Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1996, the Money Market Fund and Income Fund paid $18,683 and $17,276, respectively.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 1996 were as follows (shown in thousands):

                FUND                        PURCHASES               SALES
    ------------------------------  -------------------   ------------------
     Money Market Fund                 $           -         $         -

     Income Fund                                  73                   -

Purchases and sales of U.S. Government obligations for the Income Fund of $72,601 and $0, respectively, are included in the above aggregate purchases and sales.

5. AGGREGATE GROSS UNREALIZED APPRECIATION/DEPRECIATION. The Income Fund had aggregate gross and net unrealized depreciation for Federal income tax purposes as follows (shown in thousands):

                                     UNREALIZED           UNREALIZED           NET UNREALIZED
                FUND                 APPRECIATION         DEPRECIATION           DEPRECIATION
    ---------------------------  -------------------   ------------------   ---------------------
     Money Market Fund            $           -          $            -         $          -

     Income Fund                              -                      17                   17

As of December 31, 1996, the Money Market and Income Funds' cost of securities for Federal income tax purposes was $121,001,567 and $1,116,544, respectively.

6. CAPITAL STOCK. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value.

As of April 18, 1995, Investors Life Insurance Company of North America, an affiliate of InterContinental Life Corporation, on behalf of holders of its variable annuity contracts redeemed all of the outstanding shares of the CIGNA Funds Group. The proceeds of the redemption were $15,717,142 and $14,509,838 for the Money Market Fund and the Income Fund, respectively. The amounts redeemed from the CIGNA Funds Group were used to acquire shares of certain PCM Funds, managed by Putnam Investments. Immediately following the redemption, Connecticut General Life Insurance Company ("CG Life"), an affiliate of CIGNA Funds Group, invested $1,000,000 in each of the Money Market Fund and the Income Fund. At December 31, 1996, affiliates of CIGNA Corporation were the only shareholders of the Funds.

7. FINANCIAL HIGHLIGHTS. The following per share data is computed on the basis of a share outstanding throughout the period:


                                                    NET
                                                  REALIZED
                       NET                           &
                      ASSET                      UNREALIZED                      DIVIDENDS
                     VALUE,          NET        GAIN (LOSS)     TOTAL FROM       FROM NET       DISTRIBUTIONS
      YEAR          BEGINNING     INVESTMENT         ON         INVESTMENT      INVESTMENT      FROM REALIZED         TOTAL
      ENDED         OF PERIOD       INCOME      INVESTMENTS     OPERATIONS        INCOME        CAPITAL GAINS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND
        1992           $1.00        $.0334               -         $.0334          $.0334                  -            $.0334
        1993 e          1.00         .0237               -          .0237           .0237                  -             .0237
        1994 e          1.00         .0337               -          .0337           .0337                  -             .0337
        1995 f          1.00         .0516               -          .0516           .0516             $.0003             .0519
        1996            1.00         .0479          $.0001          .0479           .0479              .0001             .0480

INCOME FUND
        1992           $1.04          $.07          $(.01)           $.06            $.07               $.01              $.08
        1993 e          1.02           .06            .07             .13             .06                .08               .14
        1994 e          1.01           .06           (.09)           (.03)            .06                  -               .06
        1995 f           .92           .06            .09             .15             .05                  -               .05
        1996 e          1.02           .05           (.05)              -             .05                .03               .08


                     NET                           NET          RATIO OF          NET
                    ASSET                       ASSETS AT       EXPENSES      INVESTMENT
                    VALUE,                        END OF           TO           INCOME      PORTFOLIO
      YEAR           END           TOTAL          PERIOD        AVERAGE       TO AVERAGE     TURNOVER
      ENDED       OF PERIOD        RETURN         (000)        NET ASSETS     NET ASSETS       RATE
----------------------------------------------------------------------------------------------------------

MONEY MARKET FUND
        1992         $1.00           3.36 %      $25,808           0.84 %         3.35 %             -
        1993 e        1.00           2.39         20,508           1.00 a         2.39 b             -
        1994 e        1.00           3.43         16,673           1.00 a         3.32 b             -
        1995 f        1.00           5.33          1,034           0.80 a         5.38 b             -
        1996          1.00           4.91        120,505           0.45 a         4.95 b             -

INCOME FUND
        1992         $1.02           7.08 %      $20,588           0.90 %         7.29 %            23 %
        1993 e        1.01          13.36         19,910           1.00 c         6.06 d           116
        1994 e         .92          -3.12         15,210           1.00 c         6.37 d             8
        1995 f        1.02          16.21          1,105           0.95 c         6.50 d            45
        1996 e         .94           1.36          1,121           1.00 c         5.33 d             -


a. Ratios of expenses to average net assets prior to the reduction of advisory fee were 0.69%, 1.21% and 1.11%, respectively, for 1996, 1995 and 1994.
b. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 4.71%, 4.91% and 3.22%, respectively, for 1996, 1995 and 1994.
c. Ratios of expenses to average net assets prior to the reduction of advisory fee were 5.62%, 1.37% and 1.15%, respectively, in 1996, 1995 and 1994.
d. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 0.72%, 6.08 and 6.22%, respectively, in 1996, 1995 and 1994.
e. Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
f. Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Funds Group

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the CIGNA Funds Group, formerly CIGNA Annuity Funds, ("the Funds") at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997